Exhibit 10.1




                      SEABOARD CORPORATION
                    EXECUTIVE RETIREMENT PLAN
                 2004 AMENDMENT AND RESTATEMENT


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                      SEABOARD CORPORATION
                    EXECUTIVE RETIREMENT PLAN

                        TABLE OF CONTENTS





ARTICLE I. PURPOSE AND BACKGROUND                             1

ARTICLE II. DEFINITIONS                                       1
 2.1.Accrued Benefit                                          1
 2.2.Actuarial Equivalent                                     1
 2.3.Actuarial Value                                          1
 2.4.Board                                                    2
 2.5.Change of Control                                        2
 2.6.Committee                                                2
 2.7.Company                                                  2
 2.8.Covered Compensation                                     2
 2.9.Disability Retirement Date                               2
 2.10. Early Retirement Date                                  2
 2.11. Earnings                                               2
 2.12. Eligible Spouse                                        3
 2.13. Final Average Earnings                                 3
 2.14. Inactive Participant                                   3
 2.15. Internal Revenue Code or Code                          3
 2.16. Normal Retirement Date                                 3
 2.17. Participant                                            3
 2.18. Participation Date                                     3
 2.19. Pension Plan                                           3
 2.20. Plan                                                   4
 2.21. Plan Administrator                                     4
 2.22. Plan Year                                              4
 2.23. Related Company                                        4
 2.24. Separation Date                                        4
 2.25. Year of Service                                        4
 2.26. Years of Accrual Service                               4

ARTICLE III. PARTICIPATION                                    4
 3.1.Eligibility for Participation                            4
 3.2.Cessation of Participation.                              4
 3.3.Inactive Participants.                                   5
 3.4.Participation not Contract of Employment                 5

ARTICLE IV. RETIREMENT BENEFITS                               5
 4.1.Determination of Accrued Benefit                         5
 4.2.Early Retirement Benefit                                 6

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ARTICLE V. PAYMENT OF BENEFITS                                7
 5.1.Fully Vested Benefits                                    7
 5.2.Forfeitures                                              7
 5.3.Commencement of Payment                                  7
 5.4.Method of Payment                                        7
 5.5.Participant Elections of Method of Payment.             10
 5.6.Death Benefit.                                          10
 5.7.Determination of Beneficiary.                           10

ARTICLE VI. FUNDING                                          11
 6.1.Unfunded Plan.                                          11

ARTICLE VII. WITHHOLDING OF TAXES                            11
 7.1.Tax Withholding                                         11

ARTICLE VIII. PLAN ADMINISTRATOR                             11
 8.1.Membership and Authority                                11
 8.2.Delegation                                              12
 8.3.Information to be Furnished                             12
 8.4.Plan Administrator's Decision Final                     12
 8.5.Remuneration and Expenses                               12
 8.6.Indemnification of Committee Member                     12
 8.7.Resignation or Removal of Committee Member              13
 8.8.Interested Committee Member                             13

ARTICLE IX. CLAIMS PROCEDURE                                 13
 9.1.Claim                                                   13
 9.2.Denial of Claim                                         13
 9.3.Review of Claim                                         13
 9.4.Final Decision                                          13

ARTICLE X. AMENDMENTS OR TERMINATION OF THE PLAN             13
 10.1. Board                                                 13

ARTICLE XI. MISCELLANEOUS                                    14
 11.1. Captions                                              14
 11.2. Company Action                                        14
 11.3. Company Records                                       14
 11.4. Evidence                                              14
 11.5. Gender and Number                                     14
 11.6. Governing Law                                         15
 11.7. Nonassignability                                      15
 11.8. Participant Cooperation                               15
 11.9. Successors                                            15
 11.10.Unsecured General Creditor                            15

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 11.11.Validity                                              15
 11.12.Waiver of Notice                                      15

ADDENDUM A - PARTICIPANTS                                    17
ADDENDUM B - PRIOR CASH PAYMENTS                             18
ADDENDUM C - PRE-1997 FROZEN BENEFITS                        19
ADDENDUM D - PARTICIPANTS WITH INDIVIDUAL SERP AGREEMENTS    20

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                      SEABOARD CORPORATION

                    EXECUTIVE RETIREMENT PLAN





                           ARTICLE I.
                     PURPOSE AND BACKGROUND

     Seaboard   Corporation  adopted  the  Seaboard   Corporation
Executive Retirement Plan (the "Plan") effective January 1, 1994.
Effective January 1, 1997, the Plan was restated and amended in its entirety.

     The purpose of the Plan is to aid in retaining and attracting certain key employees of Seaboard Corporation and participating affiliated companies by providing to them supplemental retirement income. The Plan is intended to be an arrangement that is unfunded and maintained primarily for the purpose of providing supplemental retirement benefits to a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974 as from time to time amended ("ERISA"), and the Plan shall be interpreted and administered in a manner consistent with this intent.

     In furtherance of the purpose of the Plan, the Plan is hereby again restated and amended in its entirety effective upon the date of execution hereof (the "Effective Date"). The provisions of this amended and restated Plan shall apply to all Participants in the Plan who separate from service with the Company on or after the Effective Date (except as otherwise provided on Addendum A attached hereto). The benefits under the Plan of all Participants who separate from service with the Company prior to the Effective Date will be determined based upon the provisions of the Plan in effect at the time of such Separation from Service (except as otherwise provided on Addendum A attached hereto).

                           ARTICLE II.
                           DEFINITIONS

     For the purpose of this Plan, the following words and phrases shall have the meaning indicated, unless the context clearly indicates otherwise:

     2.1. Accrued Benefit means a Participant's benefit determined as of a particular time under the provisions of this Plan.

     2.2. Actuarial Equivalent has the same meaning as such term has in the Pension Plan.

     2.3. Actuarial Value means the lump sum equivalent value of a Participant's Accrued Benefit payable at his Normal Retirement Date and determined by using the interest and mortality tables then applicable for purposes of determining Actuarial Value under the Pension Plan.

     2.4.  Board means the Board of Directors of Seaboard Corporation.

     2.5. Change of Control means an event or transaction which results in one or more of the following:

     (a) The acquisition by any person or entity (other than by the Company or one of its subsidiaries) of more than fifty percent (50%) of either the outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors;

     (b) The liquidation of the Company or the sale of more than eighty-five percent (85%) of the assets of the Company to an unrelated person or entity;

     (c) The approval by the shareholders of the Company of a reorganization, merger or consolidation with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of the directors of the reorganized, merged or consolidated entity's then outstanding voting securities; or

     (d) The acquisition by any person or entity (other than by any descendant of Otto Bresky, Senior or any trust established primarily for the benefit of any descendant of Otto Bresky, Senior) of more than 50% of either the membership interests or the combined voting power of Seaboard Flour, LLC.
     2.6. Committee means the committee, if any, appointed to administer this Plan pursuant to Article VIII.

     2.7. Company means Seaboard Corporation, a Delaware corporation, and any of its subsidiaries or affiliates that are participating in this Plan, and any successors to the business of Seaboard
Corporation and such participating subsidiaries or affiliates.

     2.8. Covered Compensation has the same meaning as such term has in the Pension Plan.

     2.9. Disability Retirement Date means the date the Participant has a Separation from Service because of disability, irrespective of the Participant's age. A Participant will be considered disabled if the Participant is disabled for purposes of the Pension Plan.

     2.10. Early Retirement Date means the date as of which a Participant has both (a) completed ten (10) Years of Service and
(b) been a Participant for five (5) Years.

     2.11. Earnings means the total salary and bonus received by the Participant from the Company for the Participant's services during a calendar year subject to the following sentences of this
Section 2.11. Earnings shall not include reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, and welfare benefits. Earnings also shall not include any benefits accrued under this Plan. Earnings shall include the amount of any elective contributions made by the Participant in such year pursuant to a plan maintained by the

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Company where such amount is not includable in gross income due to the provisions of Code Sections 125, 401(k) or 132(f).
Earnings shall also include an amount equal to the amount of the reduction in the Participant's salary and bonus for the Plan Year made pursuant to the election of the Participant under the Seaboard Corporation Investment Option Plan established by Seaboard Corporation and as from time to time amended (the "Option Plan"); however, Earnings shall not include any amount of taxable income recognized by the Participant as a result of the exercise of an option granted under the Option Plan.

     2.12. Eligible Spouse means the spouse of a Participant to whom the Participant was married on the date payment of the Participant's vested Accrued Benefit commences, or, if earlier, on the date of the Participant's death. The length of the marriage prior to either of such dates shall not be taken into consideration.

     2.13. Final Average Earnings has the same meaning as such term has in the Pension Plan except that Final Average Earnings will be determined by using the definition of Earnings set forth herein.

     2.14. Inactive Participant means a Participant who is no longer accruing a benefit under the Plan because either (a) the President or a Senior Vice President of the Company has determined in his sole discretion that the Participant shall no longer accrue a benefit under the Plan because the Participant no longer satisfies criteria for participation as determined by the President or a Senior Vice President in his sole discretion, or
(b) the Participant has had a Separation from Service.

     2.15. Interest Rate means the Moody's Aaa Seasoned Bond Index average rate as of the first business day of the Plan Year containing the period for which the interest amount payable hereunder is to be determined.

     2.16. Internal Revenue Code or Code means the  Internal
Revenue Code of 1986, as amended from time to time. References to any Section of the Internal Revenue Code shall include any successor provision thereto.

     2.17. Key Participant means a Participant who is a key employee of the Company within the meaning of Code Section 416(i)
(but without regard to Code Section 416(i)(5)).

     2.18. Normal Retirement Date means the first day of the calendar month coinciding with or next following the date the Participant attains age sixty-two (62).

     2.19. Participant means any individual who is designated as a Participant in the Plan as provided in Section 3.1 and who has not ceased to be a Participant under Section 3.2.

     2.20. Participation Date means the date an employee becomes a Participant as provided in Section 3.1.

     2.21. Pension Plan means the Seaboard Corporation Pension
Plan as in effect on the Effective Date and as thereafter amended from time to time.

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     2.22. Plan means the Seaboard Corporation Executive
Retirement Plan as set forth herein and as amended from time to time.

     2.23. Plan Administrator means the Committee, if any, but if at any time there is no Committee acting hereunder then the Plan
Administrator will be Seaboard Corporation.

     2.24. Plan Year means the 12-month period beginning January 1 and ending December 31.

     2.25. Related Company means any corporation which is a member of a controlled group of corporations (as defined in Code Section
414(b)) that includes the Company.

     2.26. Separation Date means the date the Participant has a Separation from Service.

     2.27. Separation from Service means ceasing to be employed by the Company or any Related Company for any reason.

     2.28. Years of Service at any particular time means the years of service the Participant has at that time as determined under the Pension Plan for vesting purposes.

     2.29. Years of Accrual Service means Years of Accrual Service as determined for purposes of the Pension Plan, except that Years of Accrual Service shall be determined (a) based upon all hours of service with either the Company or a Related Company whether or not the Participant was a Participant in the Plan at the time of such service, (b) without applying the maximum limit of 35 Years of Accrual Service under the Pension Plan, and (c) without applying the Pension Plan's exclusion of service during any period from January 1, 1994 through January 1, 1997 that the Participant was accruing benefits under either this Plan or any predecessor plan that merged into this Plan. Notwithstanding the preceding sentence, Years of Accrual Service will not include any service for an entity occurring prior to the time the entity became a Related Company.

                          ARTICLE III.
                          PARTICIPATION

     3.1. Participation Date. All persons who are Participants immediately prior to the Effective Date will remain Participants as of the Effective Date, and the Participation Date of any such Participant is that date prior to the Effective Date that he became a Participant. An employee of the Company who is not a Participant on the Effective Date, and who is determined by the President or a Senior Vice President of the Company to be a member of a select group of management or highly compensated employees, will become a Participant if he is designated as a Participant by the President or a Senior Vice President of the Company. Such employee's Participation Date will be the date specified by the President or a Senior Vice President of the
Company. Commencement of participation does not guarantee any Participant continued active participation hereunder. Those employees who are Participants in the Plan on the Effective Date are listed on Addendum A attached hereto.

     3.2. Cessation of Participation. A Participant will cease to be a Participant when he no longer has an Accrued Benefit.

     3.3. Inactive Participants. An Inactive Participant will have a frozen Accrued Benefit hereunder. If at any time the frozen
Accrued Benefit of an Inactive Participant is zero, then the Inactive Participant will no longer have an Accrued Benefit and will cease to be a Participant.

     3.4. Participation not Contract of Employment. The Plan does not constitute a contract of employment, and participation in the Plan will not give any Participant the right to continue in the employ of or provide services to the Company, or interfere in any way with the right of the Company to terminate the employment of the Participant or give any right or claim to any benefit under the terms of the Plan unless such right or claim is specifically vested under the terms of the Plan.

                           ARTICLE IV.
                       RETIREMENT BENEFITS

     4.1. Determination of Accrued Benefit. A Participant's Accrued Benefit is a benefit payable in the form of a single life annuity commencing on the Participant's Normal Retirement Date (or the Participant's Separation Date if later than his Normal Retirement
Date)  in an annual amount equal to the excess of (1) the sum  of
(a) (the "Pre-Participation Service Benefit") and (b) (the "Post-Participation Service Benefit") below, over (2) the sum of (c) (the "Pension Plan Offset"), (d) (the "Prior Cash Payment Offset"), (e) (the "Prior SERP Frozen Benefit Offset"), and (f)
(the   "Individual  SERP  Agreement  Offset")  below;   provided,
however, in no event shall the Participant's Accrued Benefit be less than the amount of the Participant's Accrued Benefit immediately prior to the Effective Date.

     (a) Pre-Participation Service Benefit. A Participant's Pre-Participation Service Benefit will be determined taking into account only the Participant's Years of Accrual Service as of his Participation Date ("Pre-Participation Years of Accrual Service") and will be an amount equal to the sum of:

           (i) .65% of his Final Average Earnings multiplied by his Pre-Participation Years of Accrual Service; and

           (ii) .50% of his Final Average Earnings in excess of Covered Compensation multiplied by his Pre-Participation Years of Accrual Service.

     (b)   Post-Participation Service Benefit.   A Participant's Post-
           Participation Service Benefit will be determined taking into account the Participant's Years of Accrual Service after the Participant's Participation Date ("Post-Participation Years of Accrual Service") and will be an amount equal to 2.5% of his Final Average Earnings multiplied by his Post-Participation Years of Accrual Service.

     (c)   Pension Plan Offset.  The amount of a Participant's Pension
           Plan Offset is the Actuarial Equivalent of the Participant's accrued benefit as defined in the Pension Plan, determined as if such benefit were payable in the form of a single life annuity that commences on the Participant's Normal Retirement Date or, if later, the Participant's Separation Date.

     (d) Prior Cash Payment Offset. This offset applies only to those Participants who received one or more cash payments under the provisions of the Plan in effect from January 1, 1994 through January 1, 1997. The amount of the Prior Cash Payment Offset is the Actuarial Equivalent of the benefit satisfied with such cash payments, determined as if such benefit were payable in the form of a single life annuity that commences on the Participant's Normal Retirement Date or, if later, the Participant's Separation Date. The name of each Participant who received one or more such cash payments and the benefit satisfied with such cash payment or payments are listed on Addendum B attached hereto.

     (e) Prior SERP Frozen Benefit Offset. This offset applies only to those Participants who were participants under the Plan as in effect prior to 1997 and have a frozen accrued benefit under the Plan at that time payable as a 10 year certain and continuous annuity. The amount of the Prior SERP Frozen Benefit Offset is the Actuarial Equivalent of such frozen accrued benefit, determined as if such benefit were payable in the form of a single life annuity that commences on the Participant's Normal Retirement Date or, if later, the Participant's Separation Date. The name of each Participant who has such a frozen accrued benefit and the amount of such frozen accrued benefit are listed on Addendum C attached hereto.

     (f) Individual SERP Agreement Offset. This offset applies only to those Participants who have an individual supplemental retirement arrangement with the Company. The amount of the Individual SERP Agreement Offset is the Actuarial Equivalent of the benefit under the individual supplemental retirement arrangement, determined as if such benefit were payable in the form of a single life annuity that commences on the Participant's Normal Retirement Date or, if later, the Participant's Separation Date. The name of each Participant who has such an individual retirement arrangement with the Company is listed on Addendum D attached hereto.

     4.2. Early Retirement Accrued Benefit. A Participant's Accrued Benefit on or after the Participant's Early Retirement Date (regardless of whether the Participant's Separation from Service occurs before or after the Participant's Early Retirement Date) and prior to the Participant's Normal Retirement Date will be an
early   retirement  Accrued  Benefit.   The  Participant's  early
retirement Accrued Benefit determined as of a date that is on or after the date the Participant attains age 55 will equal the Participant's Accrued Benefit as determined under Section 4.1,
reduced  by  4%  for  each  year  by  which  the  date   of   the
determination  of  such  Participant's early  retirement  Accrued
Benefit  precedes the Participant's Normal Retirement Date.   The
Participant's early retirement Accrued Benefit determined as of a date that is prior to the date the Participant attains age 55 will equal the actuarial equivalent, as of such determination date, based on the interest and mortality tables then applicable under Section 2.3, of the Participant's early retirement Accrued Benefit at age 55 as determined in accordance with the preceding sentence.

                           ARTICLE V.
                       PAYMENT OF BENEFITS

     5.1. Fully Vested Benefits. A Participant will be fully vested in the Participant's Accrued Benefit upon the first to occur of:

     (a) The Participant's Normal Retirement Date if the Participant is an employee of the Company or a Related Company on the Participant's Normal Retirement Date; or

     (b) The Participant's disability if such disability occurs while the Participant is an employee of the Company or a Related Company; or

     (c) The Participant's death while the Participant is an employee of the Company or a Related Company; or

     (d)   The Participant's completion of five Years of Service; or

     (e)   A Change of Control.

     5.2. Forfeitures. If the Participant does not have a vested Accrued Benefit under the provisions of Section 5.1 upon the Participant's Separation Date, then the Participant's Accrued
Benefit will be forfeited.

     5.3. Commencement of Payment. If the Participant's vested Accrued Benefit is paid in the form of an annuity as hereinafter provided, then payment will commence as soon as practical after the later of the Participant's Separation Date or the date the Participant attains age sixty-two (62); provided, however, if the Participant is eligible for an early retirement benefit as provided in Section 4.2, then payment will commence as soon as practical following the later of the Participant's Separation Date or the date the Participant attains age 55, or at such later date as applicable under Section 5.6. If the Participant's vested Accrued Benefit is paid in the form of a lump sum as hereinafter provided, then payment will be made as soon as practical following the Participant's Separation from Service, or, if applicable, as soon as practical after a Change of Control, or at such later date as applicable under Section 5.6. If the Participant's vested Accrued Benefit is paid in the form of installments as hereinafter provided, then payment will commence as soon as practical following the Participant's Separation from Service, or at such later date as applicable under Section 5.6. Notwithstanding the preceding provisions of this Section 5.3 or any other provisions of the Plan to the contrary, payment of benefits to a Key Participant will not commence prior to the earlier of (a) the date which is six (6) months after the date of the Key Participant's Separation from Service, or (b) the death of the Key Participant.

     5.4. Method of Payment. The Participant's vested Accrued Benefit will be paid in one of the following methods:

     (a) Lump Sum Payment: A lump sum payment is a single cash payment in an amount equal to the Actuarial Value of the Participant's vested Accrued Benefit determined as of the payment date; provided, however, if the Participant is eligible to receive an early retirement benefit under Section 4.2, then the amount of a single lump sum payment to the Participant will equal the present value determined as of the payment date of the Participant's early retirement benefit under Section 4.2 payable in the form of a single life annuity commencing on the payment date and determined by using the interest and mortality tables then applicable for purposes of determining Actuarial Value. The Participant's vested Accrued Benefit will always be paid in a lump sum payment if the dollar amount of the lump sum payment is less than or equal to the mandatory lump sum payment dollar amount under the Pension Plan at the time of payment. Subject to the Participant's right to elect another method of payment under
           Section 5.5, the Participant's vested Accrued Benefit also will be paid in the form of a lump sum payment if the date of the Participant's Separation from Service is on or after the later of
           (i) five (5) years after the Effective Date, or (ii) five (5) years after the Participant's Participation Date. Also, if not otherwise paid in a lump sum payment under the provisions of the preceding sentence, and subject to the Participant's right to elect another method of payment under Section 5.5, the Participant's vested Accrued Benefit will be paid in a lump sum payment if the Participant is involuntarily terminated, or if the Participant's Separation Date is on or after his Normal Retirement Date, or if there is a Change of Control whether or not the Participant then has a Separation from Service.

     (b) Installment Payments: Installment payments are five annual payments in a five-consecutive-year period. The principal amount of each payment is equal to one fifth of the amount that would be paid to the Participant on the date the installment payments commence if instead the payment on that date were a lump sum payment as determined under Section 5.4(a). Each installment payment will also include interest on the aggregate amount of the unpaid installments determined by applying the Interest Rate. If the Participant is eligible to receive his vested Accrued Benefit in the form of a lump sum, and if the dollar amount of the lump sum payment determined under Section 5.4(a) is greater than the mandatory lump sum payment amount under the Pension Plan at the time of payment, then the Participant's benefit payment will be made in the form of installment payments if elected by the Participant in accordance with the provisions of Section 5.5.

     (c) Annuity Payment: An annuity is payment in one of the forms described in the subparagraphs under this paragraph (b) that is the Actuarial Equivalent of the Participant's vested Accrued Benefit. If the Participant is not eligible to receive his vested Accrued Benefit in the form of a lump sum payment under the provisions of the preceding paragraph (a), then the Participant's vested Accrued Benefit will be paid in the form of either the annuity described in subparagraph (i) below, or the annuity described in subparagraph (ii) below, whichever applicable. If the Participant is eligible to receive his vested Accrued Benefit in the form of a lump sum, and if the dollar amount of the lump sum payment determined under Section 5.4(a) is greater than the mandatory lump sum payment amount under the Pension Plan at the time of payment, then the Participant's benefit payment will be made in one of the annuity forms described in the following subparagraphs if elected by the Participant in accordance with the provisions of Section 5.5; provided, however, if the Participant has an Eligible Spouse at the time the election is made and elects a joint and survivor annuity payment, but does not have an Eligible Spouse at the time benefit payments commence, then benefit payments will be made in the form of a single life annuity.

           (i) Single Life Annuity. A single life annuity is the Actuarial Equivalent of the Participant's vested Accrued Benefit payable in annual payments to the Participant for the lifetime of the Participant. If the Participant is not eligible to receive his vested Accrued Benefit in the form of a lump sum payment under the provisions of the preceding subparagraph (a), and if the Participant has no Eligible Spouse on the date payment of the Participant's benefit commences, then payment of the Participant's vested Accrued Benefit will be in the form of a single life annuity.

           (ii) 50% Joint and Survivor Annuity. A 50% joint and survivor annuity is the Actuarial Equivalent of the Participant's vested Accrued Benefit payable in annual payments to the Participant for the lifetime of the Participant and to the Participant's Eligible Spouse upon the Participant's death for the lifetime of the Participant's Eligible Spouse, with each payment to the Participant's Eligible Spouse being 50% of the amount of each payment to the Participant. If the Participant is not eligible to receive his vested Accrued Benefit in the form of a lump sum payment under the provisions of the preceding subparagraph (a), and if the Participant has an Eligible Spouse on the date payment of the Participant's benefit commences, then payment of the Participant's vested Accrued Benefit will be in the form of a 50% joint and survivor annuity.

           (iii) Single Life Annuity with 10 Year Term Certain. A single life annuity with a ten (10) year term certain is a single life annuity described in subparagraph (i) above with a guaranteed payment term of ten (10) years.

           (iv) 75% Joint and Survivor Annuity. A 75% joint and survivor annuity is the Actuarial Equivalent of the Participant's vested Accrued Benefit payable in annual payments to the Participant for the lifetime of the Participant and to the Participant's Eligible Spouse upon the Participant's death for the lifetime of the Participant's Eligible Spouse, with each payment to the Participant's Eligible Spouse being 75% of the amount of each payment to the Participant.

           (v) 100% Joint and Survivor Annuity. A 100% joint and survivor annuity is the Actuarial Equivalent of the Participant's vested Accrued Benefit payable in annual payments to the Participant for the lifetime of the Participant and to the Participant's Eligible Spouse upon the Participant's death for the lifetime of the Participant's Eligible Spouse, with each payment to the Participant's Eligible Spouse being 100% of the amount of each payment to the Participant.

     5.5. Participant Elections of Method of Payment. A Participant may elect that, if payment of the Participant's vested Accrued Benefit is otherwise to be made in the form of a lump sum payment hereunder, and if the dollar amount of the lump sum payment is greater than the mandatory lump sum payment amount under the Pension Plan at the time of payment, payment will instead be made
in  the  form  of  a an annuity under Section  5.4(b).   No  such
election will be valid unless made at least twelve (12) months prior to the date payment would otherwise be made in the form of a  lump sum payment.  If a Participant has made an election under
the   preceding  provisions  of  this  Section   5.5   that   the
Participant's vested Accrued Benefit shall be paid in the form of an annuity, then the Participant may elect at any time no later than twelve (12) months prior to the date payment of the annuity is to commence, that payment will instead be made in the form of a lump sum payment.

     5.6. Participant Elections of Commencement of Payment. If the Participant's vested Accrued Benefit is to be paid in the form of an annuity, then subject to the last sentence of this Section
5.6. the Participant may elect the date such annuity payments commence; provided, however, regardless of any election by the Participant, annuity payments will commence at age 62 if the Participant is not eligible for an early retirement benefit under
Section 4.2; and provided, further, that in no event will annuity payments commence later than age 62. If payment is to be made in a lump sum, then subject to the last sentence of this Section 5.6, the Participant may elect the date payment of the lump sum is made. In no event will any benefit payment be made prior to a Participant's Separation Date except upon a Change of Control in the case of a Participant who is not a Key Participant, and any election regarding the time of the benefit payment will not be valid unless the election is made at least twelve (12) months prior to the date the benefit payment would otherwise be made or benefit payments would otherwise commence; provided, however, if a lump sum payment is to be made hereunder to a Participant who is not a Key Participant on account of a Change of Control, the Participant may elect that the provisions hereunder for payment of benefits upon a Change of Control prior to a Participant's Separation from Service will not apply to the Participant.

     5.7. Death Benefit. If the Participant dies prior to the commencement of payment of Participant's Accrued Benefit, then the Participant's vested Accrued Benefit will be paid to the Participant's beneficiary as determined under Section 5.8 as soon as practical after the Participant's death in the form of a lump sum payment. If the Participant dies after the payment or commencement of payment of the Participant's Accrued Benefit, no further payments will be made hereunder with respect to the Participant and the Participant's benefits hereunder shall be deemed to be fully paid; provided, however, that if at the time of the Participant's death, the Participant's Accrued Benefit was being paid in the form of a single life annuity with a ten (10) year term certain and all of the guaranteed payments had not been made, or in the form of installment payments and all of the installment payments had not been made, then the remaining guaranteed payments or installment payments will be paid to the Participant's beneficiary as determined under Section 5.8; and provided, further, that if at the time of the Participant's death, the Participant's Accrued Benefit was being paid in the form of a joint and survivor annuity, then if the Participant's Eligible Spouse survives the Participant, the survivor annuity benefit will be paid to the Participant's Eligible Spouse until the death of the Participant's Eligible Spouse.

     5.8. Determination of Beneficiary. Each Participant from time to time may designate any person or persons, trust, estate or charitable institution (who may be designated concurrently or contingently) to whom the Participant's vested
Accrued Benefit under the Plan will be paid if the Participant dies prior to the payment or commencement of payment of the Participant's Accrued Benefit or if the Participant dies after the commencement of payment in the form of a single life annuity with a ten (10) year term certain or in the form of installments and prior to the completion of such guaranteed payments or installments. A beneficiary designation will be effective only if filed in writing with the Plan Administrator while the Participant is alive. The Participant's beneficiary will be the beneficiary designated on the last such written designation filed by the Participant prior to the Participant's death.

     If a Participant fails to validly designate a beneficiary, then the Participant's beneficiary will be the Participant's Eligible Spouse, but if the Participant is not survived by an Eligible Spouse then the Participant's beneficiary will be the personal representative of the Participant's estate; provided, however, if the Participant does not otherwise have a probate estate, the Plan Administrator may pay the Participant's vested Accrued Benefit to such person or persons whom the Plan Administrator determines, in the Plan Administrator's sole and absolute discretion, would be the beneficiaries in a probate proceeding, and the Plan Administrator shall have no liability to any person for any such determination.

                           ARTICLE VI.
                             FUNDING

     6.1. Unfunded Plan. This Plan is an unfunded plan for income tax purposes and for purposes of Title I of ERISA. The Company may from time to time deposit assets in a trust established by the Company that is subject to the creditors of the Company but which assets must otherwise be used for the purpose of paying Accrued Benefits hereunder. In the event of a Change of Control, the Company will, as soon as practical following such Change of Control, deposit in such trust assets of an amount sufficient (as determined by the actuary of the Pension Plan) to pay all vested Accrued Benefits of the Participants as determined as of the first day following such Change of Control.

                          ARTICLE VII.
                      WITHHOLDING OF TAXES

     7.1. Tax Withholding. The Company has the right to retain and withhold from any payment of benefits hereunder the amount of taxes required by any government to be withheld or otherwise be deducted and paid with respect to such payment.

                          ARTICLE VIII.
                       PLAN ADMINISTRATOR

     8.1. Membership and Authority. The Board may appoint, or delegate the appointment of, a Committee to act as Plan Administrator. In the event a Committee is acting as Plan Administrator, the Committee shall act by a majority of its members except to the
extent  it  has delegated responsibilities hereunder.   The  Plan
Administrator shall have the following powers, rights and duties in addition to those vested in it elsewhere in the Plan:

     (a) To adopt such rules of procedure and regulations as, in its opinion, may be necessary for the proper and efficient administration of the Plan and as are consistent with the provisions of the Plan.

     (b) To enforce the Plan in accordance with its terms and with such applicable rules and regulations as may be adopted.

     (c)   To construe and interpret the Plan in the Plan
           Administrator's sole discretion, and to determine all questions arising under the Plan, including the power to determine the rights of Participants and their beneficiaries and the amount of their respective benefits.

     (d) To maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Plan Administrator may decide.

     (e)   To direct all payments of benefits under the Plan.

     8.2. Delegation. In exercising its authority to control and manage the operation and administration of the Plan, the Plan Administrator may employ agents and counsel (who may also be employed by the Company) and delegate to them such powers as the Plan Administrator deems desirable.

     8.3. Information to be Furnished. The Company shall furnish the Plan Administrator or its delegees such data and information as may be required. The records of the Company as to an employee's or Participant's period of employment, Separation from Service and the reason therefore, leave of absence and compensation will be conclusive on all persons unless determined to be incorrect.

     8.4. Plan Administrator's Decision Final. Any interpretation of the Plan and any decision on any matter within the discretion of the Plan Administrator made in good faith is binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known, and the Plan Administrator shall make such adjustment on account thereof as it considers equitable and practicable.

     8.5. Remuneration and Expenses. No remuneration shall be paid to the Plan Administrator (or any Committee member) for services hereunder. All expenses of the Plan Administrator (or a Committee member) incurred in the performance of the administration of the Plan shall be reimbursed by the Company.

     8.6. Indemnification of Committee Member. The Committee and the individual members thereof shall be indemnified by the Company against any and all liabilities, losses, costs, and expenses (including fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or the members by reason of the performance of a Committee function if the Committee or such members did not act dishonestly or in willful or negligent violation of the law or regulations under which such liability, loss, cost or expense arises.

     8.7. Resignation or Removal of Committee Member. A Committee member may resign at any time by giving ten (10) days advance written notice to the Company and the other Committee members.
The Company may remove a Committee member by giving advance written notice to him or her, and the other Committee members.

     8.8. Interested Committee Member. A member of the Committee may not decide or determine any matter or question concerning his or her own benefits under the Plan.

                           ARTICLE IX.
                        CLAIMS PROCEDURE

     9.1. Claim. Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Committee which shall respond in writing as soon as practicable.

     9.2. Denial of Claim. If the claim or request is denied, the written notice of denial shall be made within ninety (90) days of the date of receipt of such claim or request by the Committee and shall state:

     (a) The reason for denial, with specific reference to the Plan provisions on which the denial is based.

     (b) A description of any additional material or information required and an explanation of why it is necessary.

     (c)   An explanation of the Plan's claim review procedure.

     9.3. Review of Claim. Any person whose claim or request is denied or who has not received a response within ninety (90) days may request review by notice given in writing to the Committee within sixty (60) days of receiving a response or one hundred fifty (150) days from the date the claim was received by the
Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the
claimant   a   hearing.  On  review,  the   claimant   may   have
representation, examine pertinent documents, and submit issues and comments in writing.

     9.4. Final Decision. The decision on review shall normally be made within sixty (60) days after the Committee's receipt of a request for review. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days after the Committee's receipt of a request for review. The decision shall be in writing and shall state the reasons and relevant plan provisions. All decisions on review shall be final and bind all parties concerned.

                           ARTICLE X.
              AMENDMENTS OR TERMINATION OF THE PLAN

     10.1. Board. The Board may, at any time or times, amend the Plan, pursuant to written resolution adopted by the Board; provided, however, no amendment shall be effective to decrease the amount of any Participant's Accrued Benefit which, at the time of the amendment, was fully vested hereunder,  unless  the
Participant agrees to such amendment, and no amendment may relieve the Company of its obligation under Article VI unless all of the Participants agree to such amendment. The Board may, at any time, terminate the Plan by written resolution adopted by the Board. In the event the Board terminates the Plan, all Participants who are employees of the Company or a Related Company at the time of such termination, will become fully vested in their Accrued Benefits and each Participant's Accrued Benefit will be paid in the form of an immediate lump sum cash payment in an amount determined in accordance with Section 5.4(a). In addition to the preceding amendment authority of the Board, the appropriate officers of the Company are authorized to amend the Plan from time to time as they deem advisable for purposes of complying with any provisions of the Internal Revenue Code and Treasury Regulations and any other guidance issued by the Secretary of the Treasury.

     10.2. Deemed Amendment. The Secretary of the Treasury has been directed by the United States Congress to adopt regulations for the interpretation and application of Internal Revenue Code
Section 409A. No such regulations have been issued as of the date of the adoption of this amended and restated Plan. It is the Company's intention to amend the Plan to comply with the requirements applicable to the Plan under the Code and such regulations and other guidance as authorized under the last sentence of Section 10.1. Until such time the Plan is actually so amended, the Plan shall be deemed to be amended to the extent necessary to be in compliance with such requirements and the Plan shall be interpreted and administered accordingly.

                           ARTICLE XI.
                          MISCELLANEOUS

     11.1.  Captions.   The  captions of articles,  sections,
paragraphs and subparagraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

     11.2. Company Action. Except as may be specifically provided herein, any action required or permitted to be taken by the Company may be taken on behalf of the Company by any officer of the Company.

     11.3. Company Records. Records of the Company as to an employee's or Participant's period of employment, Separation from Service and the reason therefore, leaves of absence, reemployment and compensation will be conclusive on all persons, unless determined to be incorrect.

     11.4. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and may be signed, made or presented by the proper party or parties.

     11.5. Gender and Number. Where the context permits, words in the masculine gender shall include the feminine and neuter genders, the plural shall include the singular, and the singular shall include the plural.

     11.6. Governing Law. Except to the extent governed by ERISA, the provisions of this Plan shall be construed and interpreted according to the laws of the state of Delaware.

     11.7. Non-assignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly hereby declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or separation for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or another person's bankruptcy or insolvency.

     11.8. Participant Cooperation. A Participant will cooperate with the Company by furnishing any and all information requested by the Company in order to facilitate the payment of benefits hereunder and such other action as may be requested by the Company.

     11.9. Successors. The provisions of this Plan shall bind and inure to the benefit of the Company and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Company, and successors of any such corporation or other business entity.

     11.10. Unsecured General Creditor. Participants and their beneficiaries, heirs, successors, and assigns will have no secured interest or claim in any property or assets of the Company whether or not such assets are held in a trust that may be used for the purpose of paying benefits hereunder. For purposes of the Plan, any and all of the Company's assets shall be, and remain, the general, unpledged, assets of the Company. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay money in the future. No Company shall have any obligation under this Plan with respect to individuals other than that Company's employees.

     11.11. Validity. In case any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

     11.12. Waiver of Notice. Any notice required under the Plan may be waived by the person entitled to notice.

     The Company hereby agrees to the provisions of this Plan, and, in Witness Thereof, the Company causes this Agreement to be, executed on this 5th day of November, 2004.

                                        SEABOARD CORPORATION



                                        By: /s/ H. Harry Bresky
                                            H. Harry Bresky, President